Exhibit 1.1

1,573,913 Shares

EPLUS INC.

Common Stock

($0.01 Par Value)

UNDERWRITING AGREEMENT

April 29, 2014

STIFEL, NICOLAUS & COMPANY, INCORPORATED
WILLIAM BLAIR & COMPANY, L.L.C.
     As Representatives of the Several Underwriters
c/o Stifel, Nicolaus & Company, Incorporated
787 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

Certain shareholders of ePlus inc., a Delaware corporation (the “Company”), named in Schedule II hereto (the “Selling Shareholders”), severally propose to sell to the underwriters named in Schedule I hereto (the “Underwriters”), for whom Stifel, Nicolaus & Company, Incorporated and William Blair & Company, L.L.C. are acting as representatives (the “Representatives”), an aggregate of 1,573,913 shares (the “Firm Shares”) of common stock, par value $0.01 per share, of the Company (the “Common Stock”), in the respective amounts set forth opposite their respective names in Schedule II hereto.  The Selling Shareholders also severally propose to sell to the Underwriters, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, up to an additional 236,087 shares of Common Stock (the “Option Shares”), in the respective amounts set forth opposite their respective names in Schedule II hereto.  The Firm Shares and the Option Shares are hereinafter referred to collectively as the “Shares”.

In connection with the offering of the Shares by the Selling Shareholders, the Company has entered into an agreement with the Underwriters, dated as of April 29, 2014 (the “Repurchase Agreement”), pursuant to which each Underwriter has agreed, severally and not jointly, to sell to the Company, and the Company has agreed to purchase from the respective Underwriter, the number of Shares set forth opposite the name of such Underwriter in Schedule I hereto (together, the “Repurchased Shares”) at a purchase price per share equal to the price per share at which the Underwriters will purchase the Shares from the Selling Shareholders pursuant to Section 2 of this Agreement. The Company’s purchase of the Repurchased Shares will be consummated on the Time of Delivery and is conditioned upon the closing of the offering of the Shares pursuant to the terms of this Agreement and is subject to the terms and conditions in the Repurchase Agreement.

1. A.           The Company represents and warrants to, and agrees with, the Underwriters that:

(a) The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a resale registration statement on Form S-3 (File No. 333- 193457), and such amendments to such registration statement as may have been required to the date of this Agreement, under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Commission thereunder. Such registration statement, at any given time, including any amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act at such time and the documents and information otherwise deemed to be a part thereof or included therein by Rule 430B under the Securities Act (the “Rule 430B Information”) or otherwise pursuant to the Rules and Regulations at such time, is herein called the “Registration Statement.” The Registration Statement at the time it originally became effective is herein called the “Initial Registration Statement.”  Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the “Rule 462(b) Registration Statement,” and, from and after the date and time of filing of the Rule 462(b) Registration Statement, the term “Registration Statement” shall include any Rule 462(b) Registration Statement.

The prospectus in the form in which it appeared in the Initial Registration Statement is herein called the “Base Prospectus.”  Each preliminary prospectus supplement to the Base Prospectus (including the Base Prospectus as so supplemented) that described the Shares and the offering thereof, that omitted the Rule 430B Information and that was used prior to the filing of the final prospectus supplement referred to in the following sentence is herein called a “Preliminary Prospectus.” Promptly after the execution and delivery of this Agreement, the Company will prepare and file with the Commission a final prospectus supplement to the Base Prospectus relating to the Shares and the offering thereof in accordance with the provisions of Rule 430B and Rule 424(b) of the Rules and Regulations. Such final supplemental form of prospectus (including the Base Prospectus as so supplemented), in the form filed with the Commission pursuant to Rule 424(b) under the Securities Act is herein called the “Prospectus.”  Any reference herein to the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of such prospectus.

For purposes of this Agreement, all references to the Registration Statement, any Rule 462(b) Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). All references in this Agreement to financial statements and schedules and other information that is “described,” “contained,” “included” or “stated” in the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in or otherwise deemed by the Rules and Regulations to be a part of or included in the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to mean and include the subsequent filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and which is deemed to be incorporated by reference therein or otherwise deemed by the Rules and Regulations to be a part thereof.

(b) At the time of the filing of the Initial Registration Statement with the Commission and as of the date hereof, the conditions for use of Form S-3, set forth in the General Instructions thereto, were and have been satisfied. The Initial Registration Statement was declared effective by the Commission under the Securities Act on February 14, 2014. The Company has complied, to the Commission’s satisfaction, with all requests of the Commission for additional or supplemental information.  No other document with respect to the Initial Registration Statement has heretofore been filed with the Commission. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued, and, to the Company’s knowledge, no proceeding for that purpose has been initiated or threatened by the Commission.

(c) For the purposes of this Agreement, the “Applicable Time” is 6:00 p.m. (Eastern time) on the date of this Agreement. The Disclosure Package (as defined below) at the Applicable Time complied in all material respects with the requirements of the Securities Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements or omissions from the Disclosure Package made in reliance upon and in conformity with information furnished in writing to the Company by the Representatives expressly for use therein; it being understood and agreed that the only such information furnished by the Representatives consists of the information described as such in Section 10(g).

(d) Each part of the Registration Statement, any Rule 462(b) Registration Statement, and any post-effective amendment thereto, at the time that such part became effective (including each deemed effective date with respect to the Underwriters pursuant to Rule 430B or otherwise under the Securities Act), at all other subsequent times until the expiration of the Prospectus Delivery Period (as defined below), and at the applicable Time of Delivery (as defined below), and the Prospectus, at the time of filing or the time of first use within the meaning of the Rules and Regulations, at all subsequent times until expiration of the Prospectus Delivery Period, and at the applicable Time of Delivery, complied and will comply in all material respects with the applicable requirements and provisions of the Securities Act, the Rules and Regulations and the Exchange Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date, or the time of first use within the meaning of the Rules and Regulations, at all subsequent times until the expiration of the Prospectus Delivery Period, and at the applicable Time of Delivery, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement,  or any post-effective amendment thereto, or the Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by the Representatives expressly for use therein; it being understood and agreed that the only such information furnished by the Representatives consists of the information described as such in Section 10(g).

(e) Neither (i) any Issuer General Free Writing Prospectus(es) issued at or prior to the Applicable Time and set forth on Schedule III, the Statutory Prospectus at the Applicable Time and the information set forth on Schedule IV at the Applicable Time, all considered together (collectively, the “Disclosure Package”); nor (ii) any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the Disclosure Package, includes or included as of the Applicable Time any untrue statement of a material fact or omits or omitted as of the Applicable Time to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the immediately preceding sentence do not apply to statements in or omissions from any Statutory Prospectus or any Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by the Representatives expressly for use therein; it being understood and agreed that the only such information furnished by the Representatives consists of the information described as such in Section 10(g). As used in this paragraph and elsewhere in this Agreement:

(i) “Statutory Prospectus” means the Base Prospectus, as amended and supplemented immediately prior to the Applicable Time, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof, including the final prospectus supplement dated the date hereof.  For purposes of this definition, Rule 430B Information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act.

(ii) “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Shares that (A) is required to be filed with the Commission by the Company; or (B) is exempt from filing pursuant to Rule 433(d)(5)(i) under the Securities Act because it contains a description of the Shares or of the offering that does not reflect the final terms, or is a “bona fide electronic roadshow,” as defined in Rule 433 of the Rules and Regulations, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.

(iii) “Issuer General Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule III hereto.

(iv) “Issuer Limited-Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Free Writing Prospectus.

(f) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the Prospectus Delivery Period or until any earlier date that the Company notified or notifies the Underwriters as described in Section 7(c), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, any Statutory Prospectus or the Prospectus. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by the Representatives expressly for use therein; it being understood and agreed that the only such information furnished by the Representatives consists of the information described as such in Section 10(g).

(g) Each Issuer Free Writing Prospectus satisfied, as of its issue date and at all subsequent times through the Prospectus Delivery Period, all other conditions to use thereof as set forth in Rules 164 and 433 under the Securities Act.

(h) The documents incorporated by reference in the Disclosure Package and in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and were filed on a timely basis with the Commission, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; any further documents so filed and incorporated by reference in the Disclosure Package or in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as currently being conducted and as described in the Registration Statement, the Disclosure Package and the Prospectus, and is duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified in any such jurisdiction would not reasonably be expected to have a material adverse effect on the business, prospects, operations, assets, financial condition, shareholders’ equity or results of operations of the Company (a “Material Adverse Effect”). Complete and correct copies of the certificate of incorporation and bylaws of the Company and all amendments thereto have been delivered to the Underwriters, and no changes therein will be made on or after the date hereof through and including the applicable Time of Delivery.

(j) The Company, directly or indirectly, owns all of the issued and outstanding capital stock of each subsidiary and affiliate which meets the criteria in the definition of “significant subsidiary” pursuant to Rule 1-02(w) of Regulation S-X under the Securities Act that is an operating subsidiary (each, a “Principal Subsidiary”).  Each Principal Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus, except where failure to be in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each Principal Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  All of the outstanding shares of capital stock of each of the Principal Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in material compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are owned by the Company subject to no security interest, other encumbrance or adverse claims except as disclosed in the Prospectus. No options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Principal Subsidiaries are outstanding.

(k) The Company had the authorized and outstanding capitalization as set forth in the Registration Statement, the Disclosure Package and the Prospectus as of the date set forth therein, and all of the issued shares of capital stock of the Company, have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing and conform in all material respects to the description thereof contained in the Registration Statement, the Disclosure Package and the Prospectus under the caption “Description of Capital Stock.” Except as otherwise described in the Registration Statement, the Disclosure Package and the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company’s certificate of incorporation, bylaws or any agreement or other instrument to which the Company is a party or by which the Company is bound. Except as described in the Registration Statement, the Disclosure Package and the Prospectus, neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement or the Repurchase Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company that have not been fully complied with or previously waived or that are not otherwise subject to an exception from registration.  Except as described or contemplated in the Registration Statement, the Disclosure Package and the Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company any shares of the capital stock of the Company (other than as a result of the grant of stock options or other equity awards under the Company’s existing equity incentive plans after the date(s) set forth in the Registration Statement, the Disclosure Package and the Prospectus). The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Disclosure Package and the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

(l) The Shares have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing and conform in all material respects to the description thereof contained in the Registration Statement, the Disclosure Package and the Prospectus under the caption “Description of Capital Stock.”

(m) The execution, delivery and performance by the Company of this Agreement and the Repurchase Agreement and the consummation of the transactions herein and therein contemplated will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under), or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, loan agreement or other evidence of indebtedness, lease, license, contract or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, except for such breaches or violations as would not, individually or in the aggregate, have a Material Adverse Effect, nor will such action result in any violation of (a) the provisions of the certificate of incorporation or bylaws of the Company or (b) any statute or any order, rule or regulation of any court, arbitrator, governmental agency or body having jurisdiction over the Company or any of its properties or (c) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the Nasdaq Global Select Market), except in the case of (b) or (c) above for such violations as would not, individually or in the aggregate, have a Material Adverse Effect.

(n) No consent, approval, authorization, order, registration, qualification, permit, license, exemption, filing or notice (each, an “Authorization”) of, from, with or to any court, government, governmental or regulatory authority, self-regulatory organization or body (each, a “Regulatory Body”) is required for the execution, delivery or performance of this Agreement or the Repurchase Agreement or the sale of the Shares by the Selling Shareholders, except (i) the registration of the Shares under the Securities Act; (ii) such consents, approvals, authorizations, registrations or qualifications as may be required under the rules of the Financial Industry Regulatory Authority (“FINRA”), or state securities or Blue Sky laws or any securities laws of jurisdictions outside of the United States; (iii) any notice as may be required under the rules of the Nasdaq Global Select Market; and (iv) such other Authorizations the absence of which would not, individually or in the aggregate, have a Material Adverse Effect; and no event has occurred that allows or results in, or after notice or lapse of time or both would allow or result in, revocation, suspension, termination or invalidation of any such Authorization or any other impairment of the rights of the holder or maker of any such Authorization.

(o) This Agreement and the Repurchase Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnification or contribution hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

(p) The Company has full power and authority to enter into this Agreement and the Repurchase Agreement and to consummate the transactions contemplated hereby and thereby. All corporate actions (including those of shareholders) necessary for the Company to consummate the transactions contemplated in this Agreement and the Repurchase Agreement have been obtained and are in effect. The approval of the Company’s shareholders is not required under the rules and regulations of any trading market for the Selling Shareholders to deliver to the Underwriters the Shares.

(q) The Company is not in breach or violation of nor in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (i) its certificate of incorporation or bylaws or other organizational documents; (ii) any indenture, mortgage, deed of trust, loan agreement or other evidence of indebtedness, lease, license, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected; (iii) any federal, state, local or foreign law, regulation or rule, including, without limitation, the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) or the rules and regulations of the Commission thereunder; (iv) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the Nasdaq Global Select Market); or (v) any decree, judgment or order applicable to it or any of its properties, except for such defaults specified under subparagraphs (ii) through (v) herein that would not have a Material Adverse Effect.

(r) The Company has not sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or, to the knowledge of the Company, court or governmental action, order or decree, otherwise than as described in the Disclosure Package and the Prospectus, except for such loss or interference as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, since the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, there has not been any change in the capital stock or short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase capital stock (in each case, other than as a result of the grant or exercise of stock options and the offer to sell shares of stock and award shares of restricted stock under the Company’s existing equity incentive plans, the repurchase of shares of capital stock pursuant to agreements providing for an option to repurchase or a right of first refusal on behalf of the Company or the exercise of warrants outstanding as of the date hereof), of the Company or any material adverse change in or affecting the business, prospects, operations, assets, condition (financial or otherwise) or results of operations of the Company taken as a whole, other than as described or contemplated in the Disclosure Package and the Prospectus. Except as described in the Disclosure Package and the Prospectus, the Company has not incurred any material liabilities or obligations, direct or contingent, entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock.

(s) The Company has good and marketable title to all real property material to the business of the Company and good and marketable title to all material personal property (other than Intellectual Property, which is addressed in subsection (v) below) described in the Registration Statement, the Disclosure Package or the Prospectus as being owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement, the Disclosure Package and the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made of such property by the Company; and any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made of such property and buildings by the Company.

(t) The Company holds, and is operating in compliance with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, exemptions, designations and orders (each, a “Permit”) of any Regulatory Body required for the conduct of its business, except where the failure to hold or comply with any such Permits would not, individually or in the aggregate, result in a Material Adverse Effect; all such Permits are valid and in full force and effect; and the Company has not received written notice of any revocation, suspension or material modification of any such Permit or has reason to believe that any such Permit will not be renewed in the ordinary course of business.

(u) The Company and each of its Subsidiaries owns, possesses, or can acquire on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, “Intellectual Property”) necessary for the conduct of the Company’s and its Principal Subsidiaries’ business as now conducted or as proposed in the Registration Statement and Prospectus to be conducted except as such failure to own, possess, or acquire such rights would not have a Material Adverse Effect.  Except as set forth in the Registration Statement, the Disclosure Package or the Prospectus: (i) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any such Intellectual Property, except as such infringement, misappropriation or violation would not have a Material Adverse Effect; (ii) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Company’s or any of its Principal Subsidiaries’ rights in or to any such Intellectual Property except for such action, suit, proceeding or claim that would not have a Material Adverse Effect; (iii) the Intellectual Property owned by the Company or its Principal Subsidiaries and to the knowledge of the Company, the Intellectual Property licensed to the Company or its Principal  Subsidiaries have not been adjudged invalid or unenforceable, in whole or in part, and there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; and (iv) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company or any of its Principal Subsidiaries infringes, misappropriates or otherwise violates any Intellectual Property or other proprietary rights of others, the Company has not received any written notice of such claim that, if determined adversely to the Company, would individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

(v) The Company (i) is in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) has received and is in material compliance with all Permits required of it under applicable Environmental Laws to conduct its business; and (iii) has not received written notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of (i), (ii) or (iii) above any such failure to comply, failure to receive required Permits or liability as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(w) The Company (i) is in compliance, in all material respects, with any and all applicable foreign, federal, state and local laws, rules, regulations, treaties, statutes and codes promulgated by any and all governmental authorities (including pursuant to the Occupational Health and Safety Act) relating to the protection of human health and safety in the workplace (“Occupational Laws”); (ii) has received all material Permits required of it under applicable Occupational Laws to conduct its business as currently conducted; and (iii) is in compliance, in all material respects, with all terms and conditions of such Permit. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or, to the Company’s knowledge, threatened against the Company relating to Occupational Laws that would reasonably be expected to have a Material Adverse Effect.

(x) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to, ERISA and the Internal Revenue Code of 1986, as amended (the “Code”). No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption, including, without limitation, pursuant to Section 408 of ERISA and the regulatory guidance thereunder; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions except for where failure to comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(y) Except for matters which would not, individually or in the aggregate, result in a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the knowledge of the Company, threatened against the Company before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending, or to the knowledge of the Company, threatened, (B) no strike, labor dispute, slowdown or stoppage, pending or, to the knowledge of the Company, threatened against the Company and (C) no union representation dispute currently existing concerning the employees of the Company.

(z) Any statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and, to the extent the Company is aware that it is required by such sources, the Company has obtained the written content to the use of such data from such sources.

(aa) The Company is insured against such losses and risks and in such amounts as are prudent and customary for companies engaged in similar businesses in similar industries; and the Company has (i) not received written notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance; and (ii) no reasonable basis to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.  All such insurance is outstanding and in force on the date hereof.

(bb) The Company has timely filed all federal, state, local and foreign income and franchise tax returns required to be filed or has requested extensions thereof and is not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any that the Company is contesting in good faith, except for such returns, taxes and assessments the failure of which to file or pay would not reasonably be expected to have a Material Adverse Effect. There is no pending dispute of the Company with any taxing authority relating to any of such returns, and the Company has not received written notice of any proposed liability for any material tax to be imposed upon the properties or assets of the Company for which there is not an adequate reserve reflected in accordance with generally accepted accounting principles in the United States (“GAAP”) in the Company’s financial statements included in the Registration Statement, the Disclosure Package and the Prospectus.

(cc) The statements set forth in the Prospectus under the caption “Description of Capital Stock,” insofar as they purport to constitute a summary of the terms of the Common Stock, represent a fair summary of such terms in all material respects.

(dd) Other than as set forth in the Registration Statement, the Disclosure Package and the Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject which, if determined adversely to the Company, would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; and, to the Company’s knowledge, no such proceedings are threatened by governmental authorities or others. There are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required to be described in the Registration Statement, the Disclosure Package and the Prospectus that have not been so described.

(ee) There are no statutes, regulations, contracts or documents that are required to be described in the Registration Statement, the Disclosure Package and the Prospectus or to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations that have not been so described or filed.

(ff) The Company is not an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(gg) At the earliest time after the filing of the Registration Statement that any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act, in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 (without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer), nor an “excluded issuer” as defined in Rule 164 under the Securities Act.

(hh) The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than the Disclosure Package or the Prospectus, or other materials permitted by the Securities Act to be distributed by the Company; provided, however, that, except as set forth on Schedule III, the Company has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act, except in accordance with the provisions of Section 7(a) of this Agreement.

(ii) The Common Stock of the Company (including the Shares) is registered pursuant to Section 12(b) of the Exchange Act and is listed on the Nasdaq Global Select Market under the ticker symbol “PLUS”. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock (including the Shares) under the Exchange Act or delisting the Common Stock (including the Shares) from the Nasdaq Global Select Market nor has the Company received any notice that it is not in compliance with the listing or maintenance requirements of the Nasdaq Global Select Market. The Company believes that it is in material compliance with all such listing and maintenance requirements.  A registration statement relating to the Common Stock (including the Shares) on Form 8-A or other applicable form under the Exchange Act has become effective.

(jj) Except as described in the Registration Statement, the Disclosure Package or the Prospectus, neither the Company nor, to the Company’s knowledge, the Company’s officers, directors or any of its affiliates (within the meaning of FINRA Conduct Rule 5121(f)(1)), directly or indirectly controls, is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section 1(gg) of the By-laws of FINRA) of, any member firm of FINRA.

(kk) Deloitte & Touche LLP, who has certified certain financial statements of the Company filed as a part of the Registration Statement and included in the Registration Statement, the Disclosure Package and the Prospectus, is (i) an independent public accounting firm as required by the Securities Act and the Rules and Regulations thereof; (ii) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act); and (iii) in the performance of its work for the Company, not in violation of the auditor independence requirements of the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder.

(ll) The financial statements of the Company (including all notes and schedules thereto) set forth or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus comply in all material respects with the requirements of the Securities Act and the Exchange Act and present fairly, in all material respects, the financial position of the Company at the dates indicated and the statement of operations, shareholders’ equity and cash flows of the Company for the periods specified in conformity with GAAP, consistently applied throughout the periods involved, except as otherwise stated in the Registration Statement, the Disclosure Package and the Prospectus; and the summary and selected financial data included in the Registration Statement, the Disclosure Package and the Prospectus present fairly, in all material respects, the information shown therein as at the respective dates and for the respective periods specified and are derived from the consolidated financial statements set forth in the Registration Statement, the Disclosure Package and the Prospectus and other accounting records of the Company. No other schedules or financial statements are required to be included in the Registration Statement, the Disclosure Package or the Prospectus. Except as described in the Disclosure Package and the Prospectus, there are no material off-balance sheet transactions, arrangements, obligations (including contingent obligations), or any other relationships with unconsolidated entities or other persons, that may have a material current effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenue or expenses. There is no pro forma or as adjusted financial information which is required to be included in the Registration Statement, the Disclosure Package or the Prospectus or a document incorporated by reference therein in accordance with the Securities Act and the Rules and Regulations which has not been included or incorporated as so required.  All non-GAAP financial information included in the Registration Statement, the Disclosure Package and the Prospectus complies with the requirements of Regulation G and Item 10 of Regulation S-K under the Securities Act.

(mm) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Based on the Company’s most recent evaluation of its internal controls over financial reporting pursuant to Rule 13a-15(c) of the Exchange Act, the Company’s internal control over financial reporting is effective based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission.  The Company’s board of directors has, subject to the exceptions, cure periods and the phase in periods specified in the applicable stock exchange rules (“Exchange Rules”), validly appointed an audit committee to oversee internal accounting controls whose composition satisfies the applicable requirements of the Exchange Rules and the Company’s board of directors and/or the audit committee has adopted a charter that satisfies the requirements of the Exchange Rules.

(nn) Except as disclosed in the Registration Statement, the Disclosure Package or the Prospectus or a document incorporated by reference therein, neither the Company’s board of directors nor the audit committee has been informed, nor is any director of the Company or the Company aware, of (i) during the past 36 months, any “significant deficiencies” or “material weaknesses” (each as defined by the Public Company Accounting Oversight Board) in the design or operation of the Company’s internal controls that could adversely affect the Company’s ability to record, process, summarize and report financial data; or (ii) any fraud, whether or not material, that involves management or other employees of the Company who have a significant role in the Company’s internal controls.

(oo) Since the date of the latest audited financial statements of the Company included in the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting (other than as set forth in the Disclosure Package and the Prospectus).

(pp) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act, such disclosure controls and procedures have been designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and principal financial officer by others within those entities, and such disclosure controls and procedures are effective.  The Company has utilized such controls and procedures in preparing and evaluating the disclosures in the Registration Statement, the Disclosure Package and the Prospectus.

(qq) No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors or officers or, to the knowledge of the Company, shareholders, customers or suppliers of the Company, on the other hand, which is required to be described in the Registration Statement, the Disclosure Package and the Prospectus and which is not so described. There are no outstanding loans, advances or guarantees of indebtedness by the Company to or for the benefit of any of the executive officers or directors of the Company in violation of applicable laws, including Section 402 of the Sarbanes-Oxley Act.

(rr) To the knowledge of the Company, no person associated with or acting on behalf of the Company, including without limitation any director, officer, agent or employee of the Company has, directly or indirectly, in the course of acting on behalf of the Company (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; or (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended;

(ss) Except as otherwise contemplated by this Agreement or as disclosed in the Registration Statement, the Disclosure Package or the Prospectus, no person is entitled to receive from the Company a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated herein.

(tt) The Company has not taken, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, and has not effected any sales of Common Stock which are required to be disclosed in response to Item 701 of Regulation S-K under the Securities Act which have not been so disclosed in the Registration Statement.

(uu) Neither the Company nor any of its controlled affiliates does business with the government of, or with any person located in any country in a manner that violates in any material respect any of the economic sanctions programs or similar sanctions-related measures of the United States as administered by the United States Treasury Department’s Office of Foreign Assets Control.

(vv) The Company satisfies the eligibility requirements in existence immediately prior to October 21, 1992 for the use of a registration statement on Form S-3 for the offering of the Shares.

1. B.           Each Selling Shareholder represents and warrants to, and agrees with, the Underwriters that:

(a) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Shareholder of this Agreement and Irrevocable Power of Attorney and Custody Agreement hereinafter referred to, and for the sale and delivery of the Shares to be sold by such Selling Shareholder hereunder, have been obtained (other than those imposed by the Securities Act and state securities or Blue Sky laws); and such Selling Shareholder has full right, power and authority to enter into this Agreement and the Irrevocable Power of Attorney and Custody Agreement, to make the representations, warranties and agreements hereunder and thereunder and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder.

(b) This Agreement and the Irrevocable Power of Attorney and Custody Agreement has each been duly authorized, executed and delivered by such Selling Shareholder and the Irrevocable Power of Attorney and Custody Agreement constitutes the valid and legally binding obligation of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms.

(c) The sale of the Shares to be sold by such Selling Shareholder hereunder, the execution of this Agreement and the Irrevocable Power of Attorney and Custody Agreement by such Selling Shareholder and the compliance by such Selling Shareholder with all of the provisions of this Agreement and the Irrevocable Power of Attorney and Custody Agreement and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any  indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, (ii) result in any violation of the provisions of the charter or bylaws or similar organizational documents of such Selling Shareholder or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Shareholder or any of its properties except, in the case of clauses (i) and (iii) above, where such conflict, breach, violation, default, lien, charge or encumbrance would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on such Selling Shareholder’s ability to perform its obligations under this Agreement.

(d) Such Selling Shareholder has, and immediately prior to the applicable Time of Delivery will have, good and valid title to the Shares to be sold by such Selling Shareholder hereunder on such date free and clear of all liens, encumbrances, equities or claims (other than pursuant to the Irrevocable Power of Attorney and Custody Agreement); and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, or a “security entitlement” within the meaning of Section 8-501 of the Uniform Commercial Code as in effect in the State of New York in respect to such Shares, free and clear of all liens, encumbrances, equities or claims (other than pursuant to the Irrevocable Power of Attorney and Custody Agreement), will pass to the Underwriters.

(e) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(f) There are no legal or governmental proceedings pending to which such Selling Shareholder is a party or of which any property of such Selling Shareholder is the subject which, if determined adversely to such Selling Shareholder, individually or in the aggregate, would prevent or impair the consummation of the transactions contemplated by this Agreement.

(g) To such Selling Shareholder’s knowledge, (1) at the respective times the Initial Registration Statement and any post-effective amendments thereto became effective and at the applicable Time of Delivery, the Initial Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (2) at the time the Statutory Prospectus, the Disclosure Package, the Prospectus or any amendments or supplements thereto were issued and at the applicable Time of Delivery, none of the Statutory Prospectus, the Disclosure Package, the Prospectus nor any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties in clauses (1) and (2) above are made only as to statements or omissions made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of the Selling Shareholder specifically for use in the preparation of the Registration Statement, the Disclosure Package, the Prospectus or any amendment or supplement thereto, it being understood that the only information provided by or on behalf of the Selling Shareholder is the information about the Selling Shareholder set forth in the “Selling Stockholders” section of the Prospectus.

(h) Such Selling Shareholder has no knowledge that any of the representations or warranties of the Company set forth in Section 1.A. above are untrue or inaccurate in any material respect.

(i) Any certificate signed by, or on behalf of, such Selling Shareholder delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by such Selling Shareholder to the Underwriters as to the matters covered thereby.

(j) Certificates in negotiable form representing all of the Shares to be sold by such Selling Shareholder hereunder have been placed in custody under the Irrevocable Power of Attorney and  Custody Agreement, in the form heretofore furnished to you (the “Irrevocable Power of Attorney and Custody Agreement”), duly executed and delivered by such Selling Shareholder to Computershare Inc., as custodian (the “Custodian”).

(k) The Shares represented by the certificates held in custody for such Selling Shareholder under the Irrevocable Power of Attorney and Custody Agreement are for the benefit and coupled with and subject to the interests of the Underwriters, the Custodian, each other Selling Shareholder and the Company; the arrangements made by such Selling Shareholder for such custody are to that extent irrevocable; the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Shareholders in accordance with the terms and conditions of this Agreement and of the Irrevocable Power of Attorney and Custody Agreements.

2. Subject to the terms and conditions herein set forth, (a) each Selling Shareholder agrees, severally and not jointly, to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from each Selling Shareholder, at a purchase price per share of $47.50 (the “Purchase Price”), the number of Firm Shares as set forth opposite the name of each such Selling Shareholder in Schedule II hereto; and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Option Shares as provided below, each Selling Shareholder agrees, severally and not jointly, to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from each Selling Shareholder, at the Purchase Price, the pro rata number of Option Shares as set forth opposite the name of each such Selling Shareholder in Schedule II hereto.

The Selling Shareholders, severally and not jointly, hereby grant to the Underwriters the right to purchase at their election up to 236,087 Option Shares, at the Purchase Price, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares. The Underwriters may exercise their option to acquire Option Shares in whole or in part from time to time only by written notice from the Representatives to the Company and the Selling Shareholders, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Option Shares to be purchased and the date on which such Option Shares are to be delivered, as determined by the Representatives but in no event earlier than the Firm Shares Time of Delivery or, unless the Representatives, the Selling Shareholders and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

3. The Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

4. (a)           The Firm Shares to be purchased by the Underwriters hereunder will be represented by one or more definitive global shares in book-entry form, which will be deposited with the Depository Trust Company (“DTC”) or its designated custodian. The Custodian will deliver the Firm Shares as directed by the Representatives, against payment by the Underwriters of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Selling Shareholders and the Custodian, by causing DTC to credit the Firm Shares to the account of the Underwriters at DTC. The time and date of such delivery and payment shall be 10:00 a.m., New York time, on May 5, 2014, or such other time and date as the Representatives, the Selling Shareholders and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the “Firm Shares Time of Delivery.”

(b) The documents to be delivered at the Firm Shares Time of Delivery by or on behalf of the parties hereto pursuant to Section 9 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 9(n) hereof, will be delivered at the offices of Goodwin Procter LLP, The New York Times Building, 620 Eighth Avenue, New York, New York (the “Closing Location”), and the Shares will be delivered at the office of DTC or its designated custodian (the “Designated Office”), all at such Firm Shares Time of Delivery.

(c) For the purposes of this Agreement, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

(d) Each time for the delivery of and payment for the Option Shares, being herein referred to as an “Option Shares Time of Delivery”, which may be the Firm Shares Time of Delivery, shall be determined by the Representatives as provided above.  The Option Shares to be purchased by the Underwriters hereunder will be represented by one or more definitive global shares in book-entry form, which will be deposited with DTC or its designated custodian. The Custodian will deliver the Option Shares as directed by the Representatives, against payment by the Underwriters of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Selling Shareholders and the Custodian, by causing DTC to credit the Option Shares to the account of the Underwriters at DTC at the applicable Option Shares Time of Delivery.  The time and date of such delivery and payment shall be 10:00 a.m., New York time, on such time and date as directed by the Representatives. The documents to be delivered at the Option Shares Time of Delivery by or on behalf of the parties hereto pursuant to Section 9 hereof, including the cross receipt for the Option Shares and any additional documents requested by the Underwriters pursuant to Section 9(n) hereof, will be delivered at the Closing Location, and the Option Shares will be delivered at the Designated Office, all at such Option Shares Time of Delivery. In this Agreement, references to “Time of Delivery” shall refer to either the Firm Shares Time of Delivery or Option Shares Time of Delivery as the context shall indicate.

5. Each of the Company and the Selling Shareholders acknowledges and agrees that (a) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other; (b) in connection therewith and with the process leading to such transaction, the Underwriters are acting solely as principals and not the agents or fiduciaries of the Company or the Selling Shareholders; (c) the Underwriters have not assumed an advisory or fiduciary responsibility in favor of the Company or the Selling Shareholders with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether any such Underwriter has advised or is currently advising the Company or the Selling Shareholders on other matters) or any other obligation to the Company or the Selling Shareholders except the obligations expressly set forth in this Agreement; (d) each of the Company and the Selling Shareholders has consulted its own legal and financial advisors to the extent it deemed appropriate and is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; and (e) each of the Company and the Selling Shareholders has been advised that the Underwriters and their respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and the Selling Shareholders, and that the Underwriters have no obligation to disclose such interest and transactions to the Company or the Selling Shareholders by virtue of any fiduciary, advisory or agency relationship. Each of the Company and the Selling Shareholders agrees that it will not claim that any Underwriter has rendered advisory services of any nature or respect, or owes a fiduciary duty, to the Company or the Selling Shareholders in connection with such transaction or the process leading thereto.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other, with respect to the subject matter hereof.

Each of the Company, the Selling Shareholders and the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the Irrevocable Power of Attorney and Custody Agreement or the transactions contemplated hereby and thereby.

6. A.           The Company agrees with the Underwriters that:

(a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second New York Business Day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; during the period beginning on the date hereof and ending on the later of the applicable Time of Delivery and the date, as determined in the opinion of counsel for the Underwriters, that the Prospectus is no longer required by law to be delivered (assuming the absence of Rule 172 of the Securities Act) in connection with the sales by an underwriter or a dealer (the “Prospectus Delivery Period”), to furnish to the Underwriters for review a copy of any proposed amendment or supplement to the Registration Statement, the Disclosure Package or the Prospectus; to make no amendment or supplement to the Registration Statement, the Disclosure Package or the Prospectus during the Prospectus Delivery Period to which the Representatives or counsel to the Underwriters reasonably objects; to advise the Underwriters, promptly after the Company receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Disclosure Package or Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Securities Act; to advise the Underwriters, promptly after it receives notice or obtains knowledge thereof, of the issuance by the Commission of any stop order or of any order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or preventing or suspending the use of any Preliminary Prospectus, the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement, the Disclosure Package or the Prospectus or for additional information; to use its best efforts to prevent and to promptly use its best efforts to obtain the withdrawal of any such order.

(b) During the Prospectus Delivery Period, to comply with all requirements imposed upon it by the Securities Act and by the Rules and Regulations and by the Exchange Act so far as necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions of this Agreement, the Disclosure Package and the Prospectus; if, during the Prospectus Delivery Period, any event shall occur or condition shall exist as a result of which the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Disclosure Package) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or supplement the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Disclosure Package) to comply with the Securities Act or to file under the Exchange Act any document which would be deemed to be incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to promptly notify the Underwriters and to amend or supplement the Registration Statement or supplement the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Disclosure Package) or file such document (at the expense of the Company) so as to correct such statement or omission or effect such compliance;

(c) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to subject itself to taxation in any such jurisdiction in which it was not otherwise subject to taxation;

(d) To furnish, at its own expense, to the Underwriters and counsel for the Underwriters copies of the Registration Statement, and to the Underwriters and any dealer the Preliminary Prospectus, the Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representatives may from time to time reasonably request;

(e) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

(f) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus (the “Lock-Up Period”), not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, shares of Common Stock or any such substantially similar securities, other than (i) pursuant to equity incentive plans (as may be amended during the Lock-Up Period) and employee benefit plans existing on the date of this Agreement, or (ii) upon the conversion, exercise or exchange of convertible, exercisable or exchangeable securities outstanding as of the date of this Agreement; provided, that if (i) during the last 17 days of the Lock-Up Period, the Company releases earnings results or announces material news or a material event, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the Lock-Up Period, then, in each case, the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension; the Company will provide the Representatives with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period;

(g) During a period of three years from the effective date of the Registration Statement, unless otherwise publicly available in electronic format on the website of the Company or the Commission, to furnish to the Underwriters copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to the Underwriters (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission, FINRA or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Representatives may from time to time reasonably request; provided that the Company shall not be required to provide documents the provision of which the Company reasonably believes would require public disclosure by the Company under Regulation FD;

(h) Not to take, directly or indirectly, any action designed to or which would reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, and not to effect any sales of Common Stock which are required to be disclosed in response to Item 701 of Regulation S-K under the Securities Act which have not been so disclosed in the Registration Statement;

(i) Other than as contemplated by this Agreement, not to incur any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby;

(j) During the Prospectus Delivery Period, to file with the Commission such periodic and special reports as required by the Rules and Regulations;

(k) Upon request of the Representatives, to furnish, or cause to be furnished, to the Underwriters an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by any such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred; and

(l) If the Company elects to rely upon Rule 462(b) under the Securities Act, to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) under the Securities Act by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and, at the time of filing, either to pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

6. B.           Each Selling Shareholder agrees with the Underwriters that:

(a) Such Selling Shareholder will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or would reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(b) Such Selling Shareholder agrees that it will not prepare or have prepared on its behalf or use or refer to, any “free writing prospectus” (as defined in Rule 405 under the Securities Act), and agrees that it will not distribute any written materials in connection with the offer or sale of the Shares.

(c) During the Prospectus Delivery Period, such Selling Shareholder will advise  the Company and the Underwriters promptly, and will confirm such advice in writing to the Company and the Underwriters, of any change in the information relating to such Selling Shareholder in the Registration Statement, the Prospectus or any document comprising the Disclosure Package.

(d) Such Selling Shareholder will deliver to the Underwriters an executed copy of the agreement substantially to the effect set forth in Exhibit A hereto.

(e) Such Selling Shareholder will deliver to the Underwriters, prior to or at the Firm Shares Time of Delivery, a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Underwriters’ documentation of their compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibilities Act of 1982 with respect to the transactions contemplated by this Agreement.

7. (a)           The Company and each Selling Shareholder represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act; each of the Underwriters, severally and not jointly, represent and agree that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule III hereto.

(b) The Company has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including, without limitation, timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.

(c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Underwriters and, if requested by the Representatives, will prepare and furnish without charge to the Underwriters an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission.

8. The Company and the Selling Shareholders covenant and agree with the Underwriters that the Company will pay or cause to be paid the following, whether or not the transactions contemplated hereunder are consummated or this Agreement is prevented from becoming effective or is terminated:  (a) all expenses (including, without limitation, transfer taxes allocated to the respective transferees) in connection with the delivery to the Underwriters of the Shares; (b) all expenses (including, without limitation, the fees, disbursements and expenses of the Company’s counsel and accountants) in connection with the preparation, printing, reproduction, filing, delivery and shipping of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, the Disclosure Package and the Prospectus, and amendments and supplements thereto, and the mailing and delivery of copies thereof to the Underwriters and dealers; (c) the cost of printing or producing, delivery and shipping of this Agreement, the Irrevocable Power of Attorney and Custody Agreement, closing documents (including, without limitation, any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (d) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws; (e) the filing fees of FINRA in connection with its review of the terms of the public offering and reasonable fees and disbursements of counsel for the Underwriters (not to exceed $10,000) in connection with such review; (f) the cost of preparing stock certificates; (g) the cost and charges of any transfer agent or registrar; (h) reasonable costs and expenses of the Company relating to investor presentations or any “roadshow” undertaken in connection with the marketing of the Shares which shall not include the cost of any chartered aircraft; and (i) all other reasonable costs and expenses incident to the performance of the Company’s obligations hereunder which are not otherwise specifically provided for in this Section 8.  Each Selling Shareholder will pay or cause to be paid all expenses incident to the performance of such Selling Shareholders’ obligations under this Agreement which are not otherwise specifically provided for in this Section 8, including (a) all expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Shareholder to the Underwriters hereunder and (b) the fees, disbursements and expenses of the Custodian, the Selling Shareholders’ counsel and other advisors, if any.

9. The obligations of the Underwriters hereunder, as to the Firm Shares or the Option Shares to be delivered at the applicable Time of Delivery, shall be subject to the condition that all representations and warranties and other statements of the Company and each of the Selling Shareholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and each of the Selling Shareholders shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) If filing of the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, is required under the Securities Act or the Rules and Regulations, the Company shall have filed the Prospectus (or such amendment or supplement) or such Issuer Free Writing Prospectus with the Commission in the manner and within the time period so required (without reliance on Rule 424(b)(8) or Rule 164(b)); the Registration Statement shall remain effective; no stop order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereto shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;

(b) The Underwriters shall not have advised the Company that (i) the Registration Statement or any amendment thereof or supplement thereto contains an untrue statement of a material fact which, in the opinion of the Representatives, is material or omits to state a material fact which, in the opinion of the Representatives, is required to be stated therein or necessary to make the statements therein not misleading; or (ii) the Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, or any Issuer Free Writing Prospectus contains an untrue statement of fact which, in the opinion of the Representatives, is material, or omits to state a fact which, in the opinion of the Representatives, is material and is required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

(c) Goodwin Procter LLP, counsel for the Underwriters, shall have furnished to the Representatives an opinion and written statement, dated the applicable Time of Delivery, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters;

(d) (i) Nixon Peabody LLP, counsel for the Company, shall have furnished to the Representatives an opinion and written statement, dated the applicable Time of Delivery, in form and substance reasonably satisfactory to the Representatives and (ii) Erica S. Stoecker, General Counsel of the Company, shall have furnished to the Representatives an opinion, dated the applicable Time of Delivery, in form and substance reasonably satisfactory to the Representatives.

(e) On the date of this Agreement and at the applicable Time of Delivery, Deloitte & Touche LLP shall have furnished to the Representatives a letter or letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements audited or reviewed by Deloitte & Touche LLP and certain other financial information contained or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus;

(f) The Company shall not have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and (ii) since the respective dates as of which information is given in the Disclosure Package, the Company shall not have incurred any material liabilities or obligations, direct or contingent, entered into any material transactions or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; there shall not have been any change in the capital stock or short-term or long-term debt of the Company; there shall not have been any issuance of options, warrants, convertible securities or other rights to purchase capital stock of the Company (in each case, other than as a result of the grant or exercise of stock options, the offer to sell shares of stock and award shares of restricted stock, stock units or performance shares/performance units under the Company’s existing equity incentive plans or the repurchase of shares of capital stock pursuant to agreements providing for an option to repurchase or a right of first refusal on behalf of the Company); and there shall not have been any change in or affecting the business, prospects, operations, assets, condition (financial or otherwise) or results of operations of the Company, otherwise than as set forth or contemplated in the Disclosure Package and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at the applicable Time of Delivery on the terms and in the manner contemplated in the Disclosure Package and the Prospectus;

(g) On or after the Applicable Time there shall not have occurred any of the following:  (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or the NYSE MKT; (ii) a suspension or material limitation in trading in the Company’s securities on the Nasdaq Global Select Market; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the Representatives’ judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at the applicable Time of Delivery on the terms and in the manner contemplated in the Disclosure Package or the Prospectus;

(h) The Underwriters shall not have received any unresolved objection from FINRA as to the fairness and reasonableness of the amount of compensation allowable or payable to the Underwriters in connection with the sale of the Shares;

(i) The Company has obtained and delivered to the Underwriters executed copies of an agreement from the Selling Shareholders, the executive officers and directors of the Company and certain other persons listed on Schedule V hereto, substantially to the effect set forth in Exhibit A hereto;

(j) The Company shall have complied with the provisions of Section 6.A.(d) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

(k) The Company shall have furnished or caused to be furnished to the Underwriters at the applicable Time of Delivery certificates of the chief executive officer and the chief financial officer of the Company reasonably satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as the Representatives may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (f) of this Section 9;

(l) The Selling Shareholders shall have furnished or caused to be furnished to the Underwriters at the applicable Time of Delivery certificates, reasonably satisfactory to the Representatives as to the accuracy of the representations and warranties of the Selling Shareholders herein at and as of the applicable Time of Delivery, as to the performance by the Selling Shareholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as the Representatives may reasonably request;

(m) The Underwriters shall have received at the applicable Time of Delivery a certificate of the chief financial officer of the Company substantially in the form attached hereto as Exhibit B as to certain financial disclosures contained in the Registration Statement, Disclosure Package and the Prospectus;

(n) The Underwriters shall have received at the applicable Time of Delivery a certificate of the secretary of the Company reasonably satisfactory to the Representatives; and

(o) The Company and Selling Shareholders shall have furnished to the Underwriters such additional documents, certificates and evidence as the Representatives may have reasonably requested to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained, or otherwise in connection with the offering of the Shares contemplated hereby.

Except as otherwise stated herein, all such opinions, certificates, letters and other documents mentioned above and elsewhere in this Agreement will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Representatives and counsel to the Underwriters. The Company and the Selling Shareholders will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and other documents as the Underwriter shall reasonably request.

10. (a)         The Company will indemnify and hold harmless each Underwriter and each Selling Shareholder from and against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or Selling Shareholder may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the 430B Information and any other information deemed to be part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to the Rules and Regulations, if applicable, any Preliminary Prospectus, the Disclosure Package or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and Selling Shareholder for any legal or other expenses reasonably incurred by such Underwriter or Selling Shareholder in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Disclosure Package or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with (i) information furnished in writing to the Company by the Representatives expressly for use therein (it being understood and agreed that the only such information furnished by the Representatives consists of the information described as such in Section 10(g)); and (ii) information furnished to the Company in writing by or on behalf of a Selling Shareholder specifically for use therein (it being understood that the only information provided by or on behalf of the Selling Shareholder is the information about the Selling Shareholder set forth in the “Selling Stockholders” section of the Prospectus.

(b) Each Selling Shareholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter and the Company from and against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the 430B Information and any other information deemed to be part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to the Rules and Regulations, if applicable, any Preliminary Prospectus, the Disclosure Package or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriters and the Company for any legal or other expenses reasonably incurred by any such Underwriter or the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the foregoing indemnity agreement shall only apply in each case to the extent but only to the extent such losses, claims, damages, liabilities, expenses or actions are caused by any such untrue statement or omission or alleged untrue statement or omission based upon and in conformity with information relating to the Selling Shareholder furnished to the Company in writing by such Selling Shareholder contained in the section of the Prospectus titled “Selling Stockholders.”  The indemnity agreement set forth in this Section 10(b) shall be in addition to any liabilities that the Selling Shareholder may otherwise have. Without limiting the full extent of the Company’s agreement to indemnify the Underwriters pursuant to Section 10(a) as herein provided, the liability of any Selling Shareholder shall not exceed the aggregate gross proceeds received (i.e., net of underwriting discount and commissions), but before expenses, from the sale of Shares by such Selling Shareholder.

(c) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company or such Selling Shareholder may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Disclosure Package, the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Disclosure Package, the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with information furnished in writing to the Company by the Representatives expressly for use therein; it being understood and agreed that the only such information furnished by the Representatives consists of information described as such in Section 10(g); and will reimburse the Company and each Selling Shareholder for any legal or other expenses reasonably incurred by the Company and such Selling Shareholders in connection with investigating or defending any such action or claim as such expenses are incurred.

(d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party except to the extent that such indemnifying party has been materially prejudiced by such failure. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim; and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(e) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholders on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), the Underwriter s shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by them and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute pursuant to this Section 10 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their respective names on Schedule I.

(f) The obligations of the Company and the Selling Shareholders under this Section 10 shall be in addition to any liability which the Company and the Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriters within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 10 shall be in addition to any liability which the Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Securities Act.

(g) The Underwriters confirm that the statements with respect to the public offering of the Shares by the Underwriters set forth in the third, seventh, eleventh and twelfth paragraphs under the heading “Underwriting” in the Disclosure Package and in the Prospectus are correct and the Underwriters confirm and the Company and the Selling Shareholders acknowledge that such statements  constitute the only information concerning the Underwriters furnished in writing to the Company by the Representatives expressly for use in the Registration Statement, any Preliminary Prospectus, the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus.

11. The Underwriters shall have the right to terminate this Agreement (or the obligations of the Underwriters with respect to any Option Shares which have yet to be purchased) by giving notice to the Company and the Selling Shareholders as hereinafter specified at any time at or prior to the applicable Time of Delivery, if (a) any condition of the Underwriters’ obligations hereunder is not fulfilled; (b) trading on the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or the NYSE MKT shall have been suspended; (c) a banking moratorium shall have been declared by federal or state authorities; or (d) there shall have occurred any outbreak or escalation of hostilities, any change in financial markets or any calamity or crisis that, in the Representatives’ judgment, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Firm Shares or the Option Shares, as the case may be.  Any such termination shall be without liability of any party to any other party except that the provisions of Section 8 and Section 10 hereof shall at all times be effective and shall survive such termination.  If the Underwriters elect to terminate this Agreement as provided in this Section 11, the Company and the Selling Shareholders shall be notified promptly by the Representatives by telephone, confirmed by letter.

12. (a)           If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at the Time of Delivery, the Representatives may in their discretion arrange for another party or other parties to purchase such Shares on the terms contained herein.  If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Shares, then the Company and Selling Shareholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to the Representatives to purchase such Shares on such terms.  In the event that, within the respective prescribed periods, the Representatives notify the Company and Selling Shareholders  that the Representatives have so arranged for the purchase of such Shares, or the Company and Selling Shareholders notify the Representatives that the Company or Selling Shareholders have so arranged for the purchase of such Shares, the Representatives or the Company and Selling Shareholders  shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Disclosure Package or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement, the Disclosure Package or the Prospectus which in the Representatives’ opinion may thereby be made necessary.  The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

(b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company and Selling Shareholders as provided in subsection (a) above, the aggregate number of such Shares which remain unpurchased does not exceed 10% of the aggregate number of all the Shares to be purchased at the Time of Delivery, then the Company and Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at the Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company and Selling Shareholders  as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds 10% of the aggregate number of all of the Shares to be purchased at the Time of Delivery (other than by reason of any default on the part of the Company), or if the Company and Selling Shareholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then the Company and Selling Shareholders  will have the right, by written notice given within the following 36-hour period to the Representatives, to terminate this Agreement.

13. The respective indemnities, agreements, representations, warranties and other statements of the Company, of the Selling Shareholders and the Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriters or any controlling person of the Underwriters, or the Company or any officer or director or controlling person of the Company, or the Selling Shareholders, and shall survive delivery of and payment for the Shares.

14. If for any reason any Shares are not delivered by or on behalf of the Selling Shareholders as provided herein, other than by reason of a default or breach by any Underwriter, the Company will reimburse the Underwriters for all out-of-pocket expenses, including, without limitation, fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Shareholders shall then be under no further liability to the Underwriters in respect of the Shares not so delivered, except as provided in Sections 10 and 14 hereof.

15. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriter shall be delivered or sent by mail, electronic or facsimile transmission to: Stifel, Nicolaus & Company, Incorporated, One Montgomery Street, Suite 3700, San Francisco, California 94104, Attention: General Counsel; if to the Company shall be delivered or sent by mail, electronic or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: General Counsel; and if to the Selling Shareholders, shall be delivered or sent by mail, electronic or facsimile transmission to the address of each Selling Shareholder set forth on Schedule II.  Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

16. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholders and, to the extent provided in Sections 10 and 13 hereof, the officers and directors of the Company and each person who controls the Company, each person who controls the Underwriters, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.  No purchaser of any of the Shares from the Underwriters shall be deemed a successor or assign by reason merely of such purchase.

17. Time shall be of the essence of this Agreement.

18. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.  The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

19. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

20. In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives.

21. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

22. Notwithstanding anything herein to the contrary, the Company and the Selling Shareholders are authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction contemplated by this Agreement and all materials of any kind (including, without limitation, tax opinions and other tax analyses) provided to the Company and the Selling Shareholders relating to that treatment and structure, without the Underwriters imposing any limitation of any kind.  However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws.  For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

If the foregoing is in accordance with your understanding, please sign and return to the Company and the Selling Shareholders, and upon the acceptance hereof by the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among the Underwriters, the Company and the Selling Shareholders.

Very truly yours,

EPLUS INC.

By:              /s/ Erica S. Stoecker
Name:              Erica S. Stoecker
Title:              General Counsel

SELLING SHAREHOLDERS

By:              /s/ Phillip G. Norton
Name:              Phillip G. Norton

J.A.P. Investment Group, L.P.

By:       A.J.P., Inc.
             its general partner

By:       /s/ Michael W. Scott
Name:  Michael W. Scott
Title:    President

Bowen Holdings LLC

By:              /s/ Bruce M. Bowen
Name:              Bruce M. Bowen
Title:              Managing Member

Bruce M. Bowen Trust

By:              /s/ Bruce M. Bowen
Name:              Bruce M. Bowen
Title:              Trustee

Elizabeth D. Bowen Trust

By:              /s/ Elizabeth D. Bowen
Name:              Elizabeth D. Bowen
Title:              Trustee

By:              /s/ Terrence O’Donnell
Name:              Terrence O’Donnell

Accepted as of the date hereof in San Francisco, California

STIFEL, NICOLAUS & COMPANY, INCORPORATED

By:              /s/ Keith G. Lister
Name:              Keith G. Lister
Title:              Managing Director

WILLIAM BLAIR & COMPANY, L.L.C.

By:              /s/ Brett Paschke
Name:              Brett Paschke
Title:      Head of ECM

Acting individually and as Representatives of the several Underwriters named in the attached Schedule I.

SCHEDULE I

UNDERWRITERS

Underwriter	Total Number of Firm Shares to be Purchased From the Selling Shareholders	Total Number of Repurchased Shares to be Sold to the Company
Stifel, Nicolaus & Company, Incorporated	771,217	196,000
William Blair & Company, L.L.C.	511,522	130,000
Canaccord Genuity, Inc.	291,174	74,000
TOTAL	1,573,913	400,000

SCHEDULE II

SELLING SHAREHOLDERS

Name	Total Number of Firm Shares to be Sold	Total Number of Option Shares to be Sold
Phillip G. Norton 1166 Chain Bridge Road McLean, VA 22101	198,730	29,810
J.A.P. Investment Group, L.P. 1166 Chain Bridge Road McLean, VA 22101	1,149,096	172,364
Bowen Holdings LLC 20266 Island View Ct. Sterling, VA 20165	130,435	19,565
Bruce Montague Bowen Trust 20266 Island View Ct. Sterling, VA 20165	43,478	6,522
Elizabeth Dederich Bowen Trust 20266 Island View Ct. Sterling, VA 20165	43,478	6,522
Terrence O’Donnell 5133 Yuma Street, N.W. Washington, D.C. 20016	8,696	1,304
TOTAL	1,573,913	236,087

SCHEDULE III

ISSUER FREE WRITING PROSPECTUSES

Issuer Free Writing Prospectus filed on April 21, 2014 pursuant to Rule 433 under the Securities Act.

SCHEDULE IV

PRICING INFORMATION

Public Offering Price Per Share:  $50.00

Number of Firm Shares Offered:  1,573,913

Number of Firm Shares Repurchased by the Company from the Underwriters:  400,000

Underwriting Discount:  5.0%

Firm Shares Time of Delivery:  May 5, 2014

Change in Selling Stockholders:  Financial Institution Partners III, L.P. and Hovde Capital I,
      LLC no longer offering shares

SCHEDULE V

SELLING SHAREHOLDERS, EXECUTIVE OFFICERS, DIRECTORS AND OTHER PERSONS EXECUTING LOCKUP AGREEMENTS

Phillip G. Norton
Bruce M. Bowen
C. Thomas Faulders III
Terrence O’Donnell
Milton E. Cooper, Jr.
Lawrence S. Herman
John E. Callies
Eric D. Hovde
Elaine D. Marion
Mark P. Marron
Steven J. Mencarini

EXHIBIT A

FORM OF LOCKUP AGREEMENT

ePlus inc.
13595 Dulles Technology Drive
Herndon, Virginia 20171-3413

Stifel, Nicolaus & Company, Incorporated
William Blair & Company, L.L.C.
     As Representatives of the Several Underwriters
c/o Stifel, Nicolaus & Company, Incorporated
787 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

The undersigned refers to the proposed Underwriting Agreement (the “Underwriting Agreement”) among ePlus inc., a Delaware corporation (the “Company”), certain selling stockholders named therein (the “Selling Stockholders”), and Stifel, Nicolaus & Company, Incorporated and William Blair & Company, L.L.C., as representatives (the “Representatives”) of the several underwriters named therein (the “Underwriters”).  As an inducement to the Underwriters to execute the Underwriting Agreement in connection with the proposed public offering (the “Offering”) of shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”) by the Selling Stockholders, pursuant to a resale Registration Statement on Form S-3, the undersigned hereby agrees that from the date hereof and until 90 days after the public offering date set forth on the final prospectus supplement used to sell the Common Stock (the “Public Offering Date”) pursuant to the Underwriting Agreement (such 90 day period being referred to herein as the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell (including any short sale), pledge, hypothecate, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), grant any option, right or warrant for the sale of, purchase any option or contract to sell, sell any option or contract to purchase,  or otherwise dispose of or transfer, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock including without limitation, Common Stock or such other securities which may be deemed to be beneficially owned (as such term is used in Rule 13d-3 of the Exchange Act) by the undersigned enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such aforementioned transaction is to be settled by delivery of the Common Stock or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of the Representatives, which consent may be withheld in their sole discretion; provided, however, that if (i) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (ii) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension.

The undersigned hereby acknowledges and agrees that written notice of any extension of the Lock-Up Period pursuant to the previous paragraph will be delivered by the Representatives to the Company (in accordance with the terms and conditions set forth in the Underwriting Agreement) and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned.  The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Agreement during the period from the date of this Agreement up to and including the 34th day following the expiration of the initial Lock-Up Period, the undersigned will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Representatives that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

In addition, the undersigned agrees that, other than with respect to the Offering, during the period commencing on the date hereof and ending 90 days after the Public Offering Date, without the prior written consent of the Representatives (which consent may be withheld in their sole discretion): (a) the undersigned will not request, make any demand for or exercise any right with respect to, the registration of any Common Stock or any security convertible into or exercisable or exchangeable for Common Stock and (b) the undersigned waives any and all notice requirements and rights with respect to the registration of any such security pursuant to any agreement, understanding or otherwise to which the undersigned is a party.

The foregoing restrictions shall not apply to bona fide gifts by the undersigned, provided that (a) each resulting transferee of the Company’s securities executes and delivers to the Representatives an agreement satisfactory to the Representatives certifying that such transferee is bound by the terms of this Agreement and (b) to the extent any interest in the Company’s securities is retained by the undersigned, such securities shall remain subject to the restrictions contained in this Agreement.

In addition, the foregoing restrictions shall apply to any of the undersigned’s Common Stock received upon vesting of restricted stock grants (except for Common Stock used in connection with the payment of taxes.  Any Common Stock acquired by the undersigned in the open market on or after the Public Offering Date and any Common Stock sold in the Offering will not be subject to this Agreement.  A transfer of Common Stock to a family member or a trust for the benefit of the undersigned or a family member, or a transfer by will or intestacy may be made, provided the transferee agrees in writing prior to such transfer to be bound by the terms of this Agreement as if it were a party hereto.  If the undersigned is not a natural person, distributions of Common Stock to (i) members, partners, stockholders or other equity owners of the undersigned or (ii) wholly-owned subsidiaries or affiliated funds of the undersigned, which means with respect to a limited liability company or a limited partnership, a fund or entity managed by the same manager or managing member or general partner or management company, may be made, provided the transferee or transferees agree in writing prior to such transfer to be bound by the terms of this Agreement as if it were a party hereto.  If the undersigned is a trust, transfers of Common Stock to a trustor or beneficiary of the trust may be made, provided the transferee or transferees agree in writing prior to such transfer to be bound by the terms of this Agreement as if it were a party hereto.  The foregoing restrictions shall not apply to the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock, provided that such plan does not provide for the transfer of Common Stock during the restricted period and no public announcement or filing under the Exchange Act regarding the establishment of such plan shall be required of or voluntarily made by or on behalf of the undersigned or the Company.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to (a) decline to make any transfer of shares of Common Stock if such transfer would constitute a violation or breach of this Agreement and (b) place legends and stop transfer instructions on any such shares of Common Stock owned or beneficially owned by the undersigned.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that the undersigned shall be released from all obligations under this Agreement if: (i) the Company and the Selling Stockholders notify the Representatives that the Selling Stockholders do not intend to proceed with the Offering, (ii) the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than provisions thereof which survive termination, if any) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder by the Selling Stockholders, or (iii) the Public Offering Date has not occurred by May 31, 2014.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to choice of law rules.

Very truly yours,

Printed Name:

Date:

EXHIBIT B

FORM OF CHIEF FINANCIAL OFFICER CERTIFICATE

[NAME OF COMPANY]

CHIEF FINANCIAL OFFICER'S CERTIFICATE

[Name], in his capacity as Chief Financial Officer of [Name of Company], a [______ corporation] (the “Company”), pursuant to Section __(__) of that certain Underwriting Agreement, dated as of _________, _____ (the “Underwriting Agreement”), by and between the Company and [Name of Underwriter], as representative to the several underwriters named therein (the “Underwriters”), hereby certifies that (capitalized terms used and not defined herein have the meanings ascribed to them in the Underwriting Agreement):

1.	I, or members of my staff, have read the amounts circled on the copies of certain pages of the Registration Statement, General Disclosure Package and the Prospectus, attached hereto as Exhibit A.

2.
With regard to these amounts, I, or members of my staff, compared such amounts to the corresponding amounts included in or derived from the Company’s internal accounting records or schedules prepared by management from such accounting records for the applicable periods and found them to be in agreement.

3.	These amounts are accurate in all material respects, and nothing has come to my attention that would cause me to believe that these amounts have been materially misstated or are materially misleading.

4.
This certificate is to assist the Underwriters in conducting and documenting their investigation of the affairs of the Company in connection with the offering of the Shares covered by the Registration Statement, General Disclosure Package and the Prospectus.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this certificate this ___ day of _____________, ____.

[NAME OF COMPANY]

___________________________

By: [Name]

Title: Chief Financial Officer

Exhibit A